STATEMENT OF ADDITIONAL INFORMATION

THE VICTORY INSTITUTIONAL FUNDS

Institutional Diversified Stock Fund

Supplement dated January 2, 2008 to the

Statement of Additional Information (“SAI”) dated March 1, 2007

Due to her resignation, effective December 31, 2007, Ms. Frankie D. Hughes is no longer a Trustee of the Trust.

The following modifies the section of the SAI entitled “Trustees and Officers,” which begins on page 29:

TRUSTEES AND OFFICERS

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board.  The Trust is managed by the Board, in accordance with the laws of the State of Delaware.  As a result of Mr. Noall’s death in March 2007 and the resignation of Ms. Hughes, effective December 31, 2007, the Board currently has two vacancies and eight Trustees, none of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”).  The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

VIF-SAI-SUP3